                                EXHIBIT 99.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly  Report of Provident  Financial Group,  Inc.  ("Provident") on
Form 10-Q for the period ending June 30, 2002 (the  "Report"),  I, Robert L.
Hoverson,  Chief  Executive  Officer of Provident,  certify,  pursuant to 18
U.S.C.   Section   1350,   as  adopted   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully  complies  with the  requirements  of section  13(a) or
    15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Provident.

/s/ Robert L. Hoverson
----------------------
Robert L. Hoverson
Chief Executive Officer

August 14, 2002